EXHIBIT 99.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT


            THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of June 1, 1998 is among: HOWELL PETROLEUM CORPORATION, a Delaware corporation (the "Borrower"); each of the Lenders (as defined in the Credit Agreement as hereinafter defined) that is a signatory hereto; and BANK OF MONTREAL, a Canadian bank (in its individual capacity, "BMO"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                               R E C I T A L S
                               ---------------

      A. The Borrower, the Agents, and the Lenders have entered into that certain Credit Agreement dated as of December 17, 1997 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein; and

      B. The Borrower, the Agents, and the Lenders now desire to make certain amendments to the Credit Agreement.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

      Section 1. Certain Definitions. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

      Section 2.  Amendments to Credit Agreement.

      (a)   Defined Terms.

            (i) The terms "Beaver Creek Acquisition" and "Beaver Creek Conversion Termination Date" are hereby deleted. The terms "Aggregate Facility A Maximum Credit Amounts", "Aggregate Facility B Commitments", "Amoco Properties", "Amoco Purchase and Sale Agreement", "Applicable Margin", "Borrowing Base Letter", "Closing Date", " Facility B Maturity Date" and "Initial Reserve Reports" which are defined in Section 1.02 of the Credit Agreement, are hereby amended to read as follows:


            "Aggregate Facility A Maximum Credit Amounts" at any time shall equal the sum of the Facility A Maximum Credit Amounts of the Lenders (not to exceed $130,000,000), as the same may be reduced pursuant to Section 2.03(b).

            "Aggregate Facility B Commitments" at any time shall equal the sum of the Facility B Commitments of the Lenders (not to exceed $30,000,000).

            "Amoco Properties" shall mean the Oil and Gas Properties covered by the appraisal report of DeGolyer and McNaughton, dated December 1, 1997, intended to be acquired by the Borrower pursuant to the Amoco Purchase and Sale Agreement (excluding the Beaver Creek Unit and Beaver Creek Plant, as such terms are defined by the First Amendment to Purchase and Sale Agreement dated May 22, 1998 between Amoco Production Company and the Borrower).

            "Amoco Purchase and Sale Agreement" shall mean that certain Purchase and Sale Agreement dated November 20, 1997, between Amoco Production Company, as seller and the Borrower, as buyer, as amended by the First Amendment to Purchase and Sale Agreement dated May 22, 1998 between Amoco Production Company and Howell Petroleum Corporation, and as further amended.

            "Applicable Margin" shall mean (i) if Facility B is outstanding, for the period up to and including November 30, 1998, 0% per annum with respect to Base Rate Loans and one and one-half percent (1 1/2%) per annum with respect to Eurodollar Loans, with the Applicable Margin thereafter increasing by one-half of one percent (1/2) for Base Rate Loans and Eurodollar Loans at each of December 1, 1998 and March 1, 1999 and (ii) if Facility B has been repaid, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization Percentage as in effect from time to time:

      Borrowing Base Utilization Percentage   Eurodollar Rate   Base Rate
      -------------------------------------   ---------------   ---------
      Less than or equal to 50%                 0.625%            0.000%

      Greater than 50%,
      but less than or equal to 75%             0.875%            0.000%

      Greater than 75%
      but less than or equal to 100%            1.125%            0.000%

      Greater than 100%                         1.500%            0.000%

      Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization Percentage shall take effect at the time of such change in the Borrowing Base Utilization Percentage.

            "Borrowing Base Letter" shall mean that certain letter agreement of even date herewith between the Borrower and the Agent as the same may be amended from time to time.

            "Closing Date" shall mean December 17, 1997.

            "Facility B Maturity Date" shall mean be May 30, 1999.

            "Initial Reserve Reports" shall mean (i) the appraisal report of DeGolyer and McNaughton, dated December 1, 1997 with respect to the Oil and Gas Properties intended to be purchased by the Borrower pursuant to the Amoco Purchase and Sale Agreement, and (ii) the audit report of H. J. Gruy and Associates dated as of January 1, 1997, copies of each of which have been delivered to the Agent, provided that, when such reports are referred to in this Agreement, each shall not include the Beaver Creek Unit or the Beaver Creek Plant, as such terms are defined by the First Amendment to Purchase and Sale Agreement dated May 22, 1998 between Amoco Production Company and the Borrower.

      (b) Additional Defined Terms. Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition, which is read in its entirety as follows:

            "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of June 1, 1998 among the Borrower, the Lenders and the Agent.

      Section 3.  Additional   Amendments   to  the  Credit   Agreement.   The
following provisions of the Credit Agreement shall be amended as follows:

      (a) Section 2.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Facility B Loans. Each Lender severally agrees, subject to the terms and conditions of this Agreement, to make a term loan to the Borrower not to exceed its Facility B Commitment. The Facility B Loan shall be fully advanced upon execution of the First Amendment. Any portion of each Lender's Facility B
      Commitment not utilized by such borrowing shall be permanently canceled. Any repayments of the Facility B Loans are not available to be redrawn."

      (b) A new clause (e) is hereby added to Section 2.01 to read as follows:

            (e) Overall limitation in Aggregate of Facility A Loans and Facility B Loans. Notwithstanding anything to the contrary herein, the aggregate of all Facility A Loans and Facility B Loans at any one time outstanding shall not exceed $150,000,000.

      (c) Section 2.08(a) of the Credit Agreement is hereby amended by deleting the phrase ", except as provided in the Borrowing Base Letter with respect to the Beaver Creek Acquisition" from the third sentence thereof.

      (d) Section 7.10(a) of the Credit Agreement is hereby amended by deleting the words "(except, until the Beaver Creek Acquisition, the Properties to be acquired thereby)", both places they appear in such Section, and replacing them in each case, with the words "(except the Beaver Creek Unit and Beaver Creek Plant, as such terms are defined by the First Amendment to Purchase and Sale Agreement dated May 22, 1998 between Amoco Production Company and the Borrower)".

      (e) Section 8.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Mortgages. If Facility B has not been paid on or before December 1, 1998, the Borrower will grant to the Agent as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens) on the Borrower's interest on at least eighty percent (80%) of the value of the Oil and Gas Properties evaluated by the Initial Reserve Reports, which Liens will be created by and in accordance with the provisions of mortgages, deeds of trust, security agreements and financing statements, or other Loan Documents (the "Mortgages"), dated effective December 1, 1998, all in form and substance satisfactory to the Agent in its sole discretion and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. The Mortgages will be delivered to the Agent on or before November 1, 1998 and will be filed by the Agent on or after December 1, 1998 if Facility B has not been paid before that date. In the event that Facility B is paid on or before November 30, 1998 the Agent will return the mortgages to the Borrower. In connection with the delivery of Mortgages, as aforesaid, the Borrower will furnish
      (i) title information to the Agent which establishes to the Agent's satisfaction that Borrower has good and defensible title to the Oil and Gas Properties covered by the Mortgage and the Mortgage is first and prior and (ii) opinions of counsel satisfactory to the Agent with respect to the enforceability of the Mortgage and such other matters in connection therewith as the Agent may reasonably request."

      (f) Section 8.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Minimum Capital. By May 30, 1999, the Borrower shall raise Subordinated Debt or equity in a principal amount of not less than $50,000,000."

      (g) Section 10.01(m) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(m) the Guarantor's Tangible Net Worth shall at any time be less than $40,000,000, plus 75% of the proceeds received by the Guarantor from equity capital offerings after the Closing Date, plus 75% of the Guarantor's consolidated net income for each fiscal year for which net income is positive beginning with the fiscal year ending December 31, 1998. Such test shall be measured at the end of each fiscal quarter and at fiscal year end. For each quarterly test and at fiscal year end, the interim net losses may be netted against interim net income for the same reporting year to determine the net income, if positive, to be used in such test for such reporting year."

      (h) Annex I to the Credit Agreement is hereby deleted in its entirety, and Annex I attached hereto is substituted therefor.

      Section 4. Amendment to Borrowing Base Letter. The second paragraph of the Borrowing Base Letter is hereby amended in its entirety to read as follows:

            "The  Borrowing  Base  shall  be   $120,000,000   until  the
      Scheduled Redetermination Date of November 1, 1998 unless sooner redetermined pursuant to Section 2.08(d)."

      Section 5. Amendment to Facility A Note. Each reference to "Loan" in the Facility A Note is hereby deleted and replaced with "Facility A Loan".

      Section 6. Conditions Precedent. This Amendment shall become binding upon the following conditions, each of which must be satisfied to the satisfaction of the Agent:

            (a) counterparts of this Amendment executed by the Borrower, the Agent and the Lenders;

            (b)    certificates of the Secretary or an Assistant  Secretary of the Borrower and of the Guarantor setting forth for each of them (i) the resolutions of its board of directors with respect to the authorization to execute, deliver and perform this Amendment; (ii) the officer of such entity authorized to sign this Amendment, and (iii) the signature of such authorized officer of such entity;

            (c) the Agent shall have received an amendment to the Fee Letter in form and substance satisfactory to the Agent and the amendment fee called for therein shall have been paid; and

            (d) such other documents as Agent or its counsel may reasonably request.

      Section 7. Representations and Warranties. The Borrower hereby reaffirms that as of the effective date of this Amendment, the representations and warranties made by the Borrower in the Credit Agreement will be true and correct as though made on and as of the effective date of this Amendment, and further, the Borrower represents that no Default or Material Adverse Effect shall have occurred and be continuing on such date.

      Section 8. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other Loan Documents. Except as expressly supplemented, amended or modified hereby, the terms and provisions of the Credit Agreement or any other Loan Documents are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

      Section 9. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Credit Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

      Section 10. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      Section 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

      This Amendment and other Loan Documents executed by any of the parties before or substantially contemporaneously with the execution hereof together constitute a written Loan Agreement and represent the Final Agreement between The parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreement between the parties.


BORROWER:                              HOWELL PETROLEUM CORPORATION



                                       By:_____________________________
                                             Robert T. Moffett
                                             Vice President & Secretary


LENDER AND AGENT:                      BANK OF MONTREAL


                                       By:_____________________________
                                       Name:  Robert L. Roberts
                                       Title: Director, U.S. Corporate Banking

                                 RATIFICATION
                                 ------------

      Guarantor  hereby  agrees  that  its  liabilities   under  the  Guaranty
Agreement dated December 17, 1997 (the "Guaranty"), guaranteeing the indebtedness, obligations and liabilities under that certain Credit Agreement dated December 17, 1997 among the Borrower, the Agent and the Lenders, shall remain enforceable against Guarantor in accordance with the terms of the Guaranty and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of the First Amendment to Credit Agreement dated as of June 1, 1998. Guarantor hereby confirms and ratifies its liabilities under the Guaranty in all respects.

                                       HOWELL CORPORATION



                                       By:________________________
                                           Richard K. Hebert
                                           President & Chief operating Officer

                                   ANNEX 1

                  LIST OF FACILITY A MAXIMUM CREDIT AMOUNTS
                  -----------------------------------------

                                                            Facility A
 Name of Lender               Percentage Share          Maximum Credit Amount
 --------------               ----------------          ---------------------

Bank of Montreal                    100%                    $130,000,000



                        LIST OF FACILITY B COMMITMENTS
                        ------------------------------

                                                             Facility B
 Name of Lender               Percentage Share               Commitments
 --------------               ----------------               -----------
Bank of Montreal                    100%                    $  30,000,000